CORRESP 1 1234567890 xxxxxxxx CORRESP DOCUMENT ASSEMBLED FOR VALIDATION PURPOSES ONLY ON

GUANGXI ZHENGZE CERTIFIED PUBLIC ACCOUNTANTS

LIUZHOU LIUERKONG MACHINERY COMPANY LIMITED

AUDIT REPORT

GUANG AUDIT (2005) No. 109

REPORT DATE: MARCH 22, 2005

GUANGXI ZHENGE CERTIFIED PUBLIC ACCOUNTANTS

AUDIT REPORT

GUANG AUDIT (2005) No. 109

To: The shareholders of Liuzhou Liuerkong Machinery Company Limited (LEK)

We have audited the accompanying consolidated balance sheets of Liuzhou Liuerkong Machinery Company Limited (the "Company", "LEK") as of December 31, 2004, and the related statements of consolidated income, consolidated cash flows and consolidated changes in equity for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with PRC Standards on Auditing. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

During the audit, we have noted the followings:
1. There were significant balances in other receivables and other payables, the settling of the two balances will have a significant impact on the net assets.
2. Trade deposit paid had not been settled on time, which will have a significant impact on the financial statement.
3. During the year, the company provided RMB6.24 million on doubtful debts and
RMB3.13 million on obsolete inventories. However, we considered the provision is insufficient.

In our opinion, except for mention above paragraph, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2004 and of the results of its operations and its cash flows for the year then ended in accordance with PRC Financial Reporting Standards.

The Board of Directors resolved to use the Reserve amount for RMB56,322,425.30 to compensate the accumulated losses from previous years. In addition, the land subsidies granted by the government for RMB23,599,700 in connection of factory relocation were used by the Company to set off the demolition expense for RMB9,021,105.18. The remaining land subsidies, RMB14,578,594.82, was recorded in the paid in capital.

Guangxi Zhengze Certified Public Accountants

Guangxi, PRC March 22, 2005

BALANCE SHEET, as of 12/31/2004

		Unit: RMB ( )
Item	Ref	Opening balance	Closing balance Item	Ref	Opening balance	Closing balance
Cash and bank balance	1	11,767,475.71	2,526,933.21 Short term loan	45		5,250,000.00
Short term investment	2		Bills Payable	46		159,881.00
Bills Receivable	3	1,779,039.80	1,284,838.00 Trade Payable	47	41,379,868.00	51,345,052.07
Dividend Receivable	4		Trade deposit received	48	15,640,216.30	28,382,464.92
Interest Receivable	5		Salary Payable	49	4,250,843.16	2,971,342.94
Trade Receivables, net	6	23,457,700.78	40,746,536.52 Welfare Payable	50	1,264,528.04	1,052,962.83
Other Receivables	7	71,373,300.06	96,386,682.24 Dividend payables	51	-2,266,940.13	-2,266,940.13
Trade Deposit Paid	8	13,634,822.12	23,107,623.78 Tax payable	52	15,133,144.97	14,255,941.43
Stock Deposits	9		Other trade payable	53	604,205.98	271,028.84
Subsidy Receivable	10		Other trade receivables	54	3,823,784.45	36,531,369.43
tariff Refund Receivable	11		Accrued expenses	55	8,280,113.17	4,285,513.24
Inventory	12	61,818,478.78	80,340,556.84 Other debts	56
Among: Raw materials	13	19,007,767.43	23,566,105.47 Long term debts - current portion	57
Finished goods	14	30,826,556.60	31,949,464.62 Other current debts	58	1,174,012.08	1,137,328.33
Deferred expenses	15	66,325.17	71,501.00 Total current liabilities	59	89,283,776.02	143,375,944.90
	16		Long term loan	60	19,489,371.00	200,000.00
	17		Bonds payable	61	1,407,660.00	1,231,660.00
Other currents assets	18		Long term trade payable	62	13,549,077.52	13,550,180.02
Total Current assets	19	183,897,142.42	244,464,671.59 Other trade payable	63
Long term investment - current	20	500,000.00	500,000.00 Long term debts	64

portion
Within: Long term stockholder
investment	21	500,000.00	500,000.00 Within: reserve funds	65
Long term debt investment	22		Long term liabilities Total	66	34,446,108.52	14,981,840.02
Including Difference	23		0.00 Deferred tax credit	67
Total Long Term Investment	24	500,000.00	500,000.00 Total liabilities	68	123,729,884.54	158,357,784.92
Fixed assets	25	88,299,314.88	48,928,047.69 Minorities interest	69	25,098,978.90	13,373,300.01
Less: Accumulated depreciation	26	43,770,041.01	21,390,683.59 Common stocks	70	70,000,000.00	70,000,000.00
Fixed assets, net of depreciation	27	44,529,273.87	27,537,364.10 Stated stocks	71
Less: impairment loss	28	5,827,454.56	2,413,592.62 Corporate stocks	72
Fixed assets, net of impairment loss	29	38,701,819.31	25,123,771.48 Entities stocks	73	58,736,600.00	58,736,600.00
Minor assets	30	253,399.50	0.00 Within: Stated owned stocks	74
Engineering Materials	31		Entities owned stocks	75	58,736,600.00	58,736,600.00
Properties under development	32	371,094.00	371,094.00 Individual owned stocks	76	11,263,400.00	11,263,400.00
Properties under development
impairment loss	33	0.00	0.00 Foreigners owned stocks	77
Fixed assets - total	34	39,326,312.81	25,494,865.48 Reserve	78	56,686,559.47	14,942,708.99
Intangible assets	35		Contribution surplus	79	32,817,335.87	33,600,523.83
Within: Properties right	36		Within: Stated reserved	80	31,457,742.12	32,211,752.71
Deferred assets (long term)	37		Staff benefit reserved	81	1,359,593.75	1,388,771.12
Within: long term	38		Capital reserved	82
transfer to fixed assets	39		* Other investment loss	83
Other long term assets	40		Retained earning	84	-84,609,303.55	-19,814,780.68
within: other assets	41		Exchange reserve	85

Intangible and deferredassets		42	0.00	0.00 Total shareholder equities	86	99,993,570.69	112,101,752.15
Deferred tax		43			87
				Total liabilities and shareholders
Total Assets		44	223,723,455.23	270,459,537.07 equities	88	223,723,455.23	270,459,537.07

Note: currency	exchange	rate
US$1=RMB8.2

	INCOMESTATEMENT
	DECEMBER31, 2004
		Unit - RMB ( )
Item	Ref	Opening balance	Closing balance	Item	Ref	Opening balance	Closing balance
1. Operating revenue	1	104,148,336.14	97,541,308.72	Within fixed assets written off	33
Among: Export sales revenue	2			Restructure loss	34
Import sales revenue	3			Penalty	35
Less: Discount and allowances	4			Donation	36
2.Operating revenue, net	5	104,148,336.14	97,541,308.72	(2) Other payable	37
Less:(1) Operating costs	6	89,299,277.83	69,544,013.85Within: Included salaries		38
Within: Exportation sales costs	7			5. Profit amount	39	-36,371,966.36	2,677,788.26
(2) Operating tax and attachment	8	734,077.29	508,390.86Less: Income tax		40	145,034.87
(3) Operating expenses	9			*Less stockholder gain or loss	41	79,916.82
(4) Others	10			*Add: Unrecognized investment loss	42
Add:(1) Deferred income	11			6. Profit net	43	-36,596,918.05	2,677,788.26
(2)Purchasing and sells revenue	12			Add: (1)Opening balance inappropriate profit	44	-38,550,752.02	-84,609,303.55
(3)Others	13			(2)Reserve subsidy	45
3.Operating profit	14	14,114,981.02	27,488,904.01(3)Other adjustment		46	-9,461,633.48	62,159,105.99
Add: Other operating profit	15	441,716.71	-17,264.867. Supply appropriated profit in the year		47	-84,609,303.55	-19,772,409.30
Less:(1)Operating expenses	16	5,398,422.68	8,812,266.77	Less: (1) Appropriated retained earning	48
(2)General expenses	17	36,884,075.82	15,046,836.76(2)Supply current capital		49
(3)Financial expenses	18	912,926.88	1,900,519.10	(3)Stated reserved	50		21,185.69
(4)Others	19	700,000.00		(4)Mandatory re4tirement fund	51		21,185.69
4.Operating profit	20	-29,338,727.65	1,712,016.52	(5)Staff welfare reserve	52

Add: (1)Investment income	21		(6)Reserve	53
(2)Stock income	22		(7)Development funds	54
(3)Subsidy revenue	23		24,037.00 (8)Dividend	55
Among: Before subsidy loss enterprise subsidy	24		(9)Others	56
(4)Non-operating revenue	25	1,430,350.46	792,549.19 8.Appropriated retained earning	57	-84,609,303.55	-19,814,780.68
Within: Fixed assets written back	26		Less: (1) Preferred stock dividend	58
Non cash transactions	27		(2) Un-appropriate reserve	59
Disposal of intangible assets	28		(3) Dividend	60
Penalty	29		(4) Convertible stock dividend	61
(5)Others	30		614,962.49 (5) Others	62
Within: Prior year profit	31		9.Unappropriated profit	63	-84,609,303.55	-19,814,780.68
Less:(1)Non-operating payable	32	8,463,589.17	465,776.94 Compensated accumulated losses	64
Note: currency exchange rate US$1=RMB 8.2.

		CASH FLOW STATEMENT
		Dec.31, 2004
		Unit- RMB ( )
Item	Ref	Amount Item	Ref	Amount Item	Ref	Amount
				Property, plant and equipment
1.Operating activities	1	3. Cash on financing activities	23	impairment	45
Cash received on sales commodity and
professional service	2	120,899,980.65 Cash received on investment income	24	250,000.00 Financial expenses	46	2,149,821.77
Tax refund	3	24,037.00 Cash received on loan receivable	25	7,250,000.00 Less: Investment loss	47
		Cash received on other receivable and other finances
Cash received from other receivable	4	9,602,695.75 activities	26	Less: Deferred profit tax	48
				Less Provision on obsolete
Total cash income	5	130,526,713.40 Total cash income	27	7,500,000.00 inventories	49	-23,423,382.99
Cash paid on purchase and professional service	6	86,414,083.13 Cash paid on debts payable	28	19,313,946.00 Increase in operating activities	50	-5,639,905.63
		Cash on appropriated stock, profit or interest return
Cash paid on staff payable	7	14,571,755.14 payable	29	2,149,412.03 Decrease in operating activities	51	27,096,499.42
Tax payable	8	5,527,540.08 Other payable and cash on finances activities	30	Others	52
Other payable and cash on operating activities	9	19,598,555.04 Cash payable Total	31	21,463,358.03 Net cash on operating activities	53	4,414,780.01
Total cash on payable	10	126,111,933.39 Cash on finances activities net	32	-13,963,358.03	54
Cash on operating activities, net	11	4,414,780.01 4. Exchange rate to cash	33	Assets transfer from debts	55
				Corporate bonds payable - current
2. Cash on investment activities	12	5. Cash and cash equivalent net	34	-9,240,542.50 portion	56
				Financing rent property, plant and
Cash received on investment return	13	- Supplemental information	35	equipment	57
Cash received on investment income	14	Transferred from income to investment	36	Others	58

			-
Cash on purchase of property, plantand
equipment; Intangible assets and otherlong
term assets		15	Net Profit	37	2,677,788.26 3. Cash and cash equivalent:	59
Cash received on other receivable	and
investment activities		16	323,035.52 Add: Impairment loss	38	708,033.21 Cash balance as of year ended	60	2,526,933.21
Total cash income		17	323,035.52 Depreciation expenses	39	4,171,628.38 Less: Beginning cash balance	61	11,767,475.71
Cash on building property, plant	and
equipment; Intangible assets and otherlong
term assets payable		18	15,000.00 Intangible assets	40	Add: Closing cash equivalent balance	62
					Less: Opening cash equivalent
Cash on investment		19	Long term deferred expenses amortization	41	balance	63
Other payable and cash on investment activities		20	Less: Deferred expenses	42	-5,175.83 Net cash and cash equivalent	64	-9,240,542.50
Total cash paid		21	15,000.00 Less: Paid in advance	43	-3,929,713.49	65
			Handing property, plant and equipment; Intangible
Cash on investment activities, net		22	308,035.52 assets and other long term assets loss	44	609,186.91	66

Note: currency exchange rate US$1=RMB8.2.

LIUZHOU LIUERKONG MACHINERY COMPANY LIMITED (LEK)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004

Expressed in Renminbi ("RMB") unless otherwise stated

I. ORGANIZATION AND OPERATIONS

Liuzhou Liuerkong Machinery Company Limited (the "Company", "LEK") was incorporated as a limited company in the People's Republic of China (the "PRC") on December 23, 1996. Pursuant to the approval document No. [Corp] 4500001000944 (2-2), the Company's registered capital is RMB 70,000,000. The Company is principally engaged in the production and sale of air compressors, molding machines, and air-filtering machines and after sales services.

Liuzhou Liuerkong Machinery Company Limited consolidated accounts include the accounts of its Company and its subsidiaries Liuzhou Li Feng Trading Limited ("Li Feng Trading"), Liuzhou Li Fu Machinery Company Limited ("Li Fu") and Guangxi Li Feng Molding Machines Company Limited ("Guangxi Li Feng").

II. PRINCIPAL ACCOUNTING POLICIES

The principal accounting policies adopted in preparing the consolidated financial statements of the Company are as follows:

1. General Accounting principal

The accompanying consolidated financial statements of the Company are prepared in accordance with PRC Generally Accepted Accounting Principles (PRC GAAP). As of December 31, 2004, there is no short-term investment or loan. Therefore no provision is considered necessary. Adequate provision was made on inventories, trade deposit paid (included trade receivables and trade deposit paid) in according to the stated rules.

2. Calendar Year

The Company used the calendar year as their accounting year, which covered the period from January 1 to December 31.

3. Accounting basis

The Company recorded under an accrual basis.

4. Foreign exchange

Each entity within the Company maintains its books and records in RMB. Exchange differences arising on the settlement of monetary items at rates different from those at which they were initially recorded during the periods are recognized in the statement of income in the period in which they arise.

5. Cash and cash equivalents

1. Cash equivalents represent short-term, highly liquid investments which are readily convertible into known amounts of cash and which were within three month or less of maturity when acquired and are subject to an insignificant risk of change in value.

2. No monetary assets in this year

6. Provision on Accounts receivable and other receivables

Provision is made against accounts receivable and other receivables to the extent their collections are considered to be doubtful. Accounts receivable and other receivables in the balance sheet are stated net of such provision. In China, if debtors bankrupted or died the remaining assets can not meet the outstanding liabilities, or debts aged over 3 years can not collected, then the amount is fully written off. For debts aged below 3 years, a provision policy was prepared as follows: 1 to 2 years: 30% reserved as bad debt.

2 to 3 years: 50% reserved as bad debt. (Note: this is generally accepted Chinese accounting practice, which is acceptable in the Chinese business environment).

7. Inventories

Inventories include raw material, work in process, and finished goods. Inventory is valued at actual cost. Low value mass disposable items are treated as expenses. Inventory cost when lowered than the net realizable value, be write down. The difference is reserved as market value decline provision. Net realizable value is determined based on the anticipated sales proceeds less estimated costs of completion and selling expenses.

8. Short term investment

No short-term investment occurred during the year.

9. Long term investments

Long-term investments included long term bonds investment and long term capital investment

(1) Long term bonds investment is recorded based on the actual face value of payment less discounts, service charges, and other interest cost may incur. The difference between the face value of the bonds and actual cash paid for the bonds are treated as amortization of investment in bonds, under the straight-line method.

(2) Long term capital investments included the marketable securities and other equity investments. The Company had 3 investments during the year, which were Liuzhou Li Feng Trading Limited ("Trading"), Liuzhou Li Fu Machinery Company Limited ("Li Fu") and Guangxi Li Feng Molding Machines Company Limited ("Guangxi Li Feng"). The carrying values of the investment are based on actual invested dollars, or market value with independent surveyor valuation. The investment of Li Fu is on equity method which Trading and Guangxi Li Feng are recorded under cost method. Trading and Li Fu are consolidated into the Company financial statements.

(3) Long term investments are recorded at adjusted cost, at the end of the period.

10. Property, plant and equipment and depreciation

Property, plant and equipment are over 1 year life, at least two years, and are over 2,000 RMB value. It includes machinery, transportation equipment, office equipment, building and architectural structures. The value is stated at cost less accumulated depreciation and accumulated impairment loss.

The initial cost of an asset comprises its purchase price and any directly attributable costs of bringing the asset to its working condition and location for its intended use. Expenditure incurred after the property, plant and equipment have been ready for its intended use, such as repairs and maintenance and overhauled costs, are recognized as expense in the period in which they are incurred. In situations where it can be clearly demonstrated that the expenditures have resulted in an increase in the future economic benefits expected to be obtained from the use of the asset beyond its originally assessed standard of performance, the expenditures are capitalized as an additional cost of the asset.

Depreciation is calculated using the straight-line method to write off the cost, after taking into account the estimated residual value (5% of initial cost), of each asset over its expected useful life. The expected useful lives are as follows:

Nature	Depreciation	Salvage	Depreciation rate
Building	25-50 years	5 years	2.5%
Machinery and equipment	12-25 years	5 years	7.5%
Office equipments	9-10 years	5 years	10%

Motor vehicles
11-12 years

5 years

8.5%

The useful life and depreciation method are reviewed periodically to ensure that the method and period of depreciation are consistent with the expected pattern of economic benefits from items of property, plant and equipment.

When assets are sold or retired, their cost and accumulated depreciation and accumulated impairment loss are eliminated from the accounts and any gains or losses resulting from their disposal are included in the consolidated income statement.

11. Property, plant and equipment and depreciation

Construction-in-progress represents plant and properties under construction and has reached usable stage, is stated at cost. This includes cost of construction, plant and equipment and other direct costs plus financing costs which include interest charges and exchange differences arising from foreign currency borrowings used to finance these projects during the construction period, to the extent that they are regarded as adjustment to interest costs. Construction-in-progress is not depreciated until such time as the relevant assets are completed and ready for use.

12. Intangible Assets

Intangible assets are carried at actual cost less accumulated amortization and accumulated impairment loss. Goodwill is amortized on a straight-line basis over the useful life, to reflect its recoverable value. Amortization of intangible assets are included in operating expenses of the period incurred.

13. Long term deferred assets

Long term deferred assets excluding initial start-up expenses, are organization expenses deferred over one year (excluded less than one year) or other expenses. Deferred expenses are included in the operating expenses of the period incurred.

14. Principle of Capitalization of borrowing cost and treating as expenses

In accordance with the <Borrowing Cost Accounting Standard>, cost of borrowing include interest charges and other costs incurred in connection with the borrowing of funds, must be incurred in order ensure assets to achieve its planned long term purpose then the cost can be capitalized. If a construction of fixed asset is stopped over 3 months, the capitalization of borrowing cost must also be stopped. Such cost must be treated as expenses until asset construction re-started again. When the assets reached its planned usable stage, additional borrowing must be treated as expense, instead of being capitalized.

15. Revenue Recognition

A sale/revenue is recognized when, and only when an enterprise has a present the goods/services to the buyer, and the goods/services related risks (legal or constructive) and its control/title over such goods/services has transferred to buyer and the sales receipt has obtained substantial evidence and is supported by its related costs, the revenue can be recognized. Provisions are reviewed at each balance sheet date and adjusted to reflect the current best estimate. Where the effect of the time value of money is material, the amount of a provision is the present value of the expenditures expected to be require to settle the obligation.

16. Income Tax

The income tax charge of Company is based on profit for the year and considers as a tax payable.

III. TAXATION ITEMS
1.	Sales tax- Based on <PRC Temporary Sales Rules>, the 17% rate to be deducted from the actual transaction amount.

2.	Business Tax- applying to rental income based on <PRC Business Temporary Rule>, at 5% rate.

3.	City Maintenance Tax- based on 7% of sales tax amount.

4.	Education Levy- based on 3% of sales tax and Business.

5.	Income Tax- based on 33% of net profit.

IV. DESCRIPTION OF CONSOLIDATED STATEMENTS

	1. The Company consolidatedthe following subsidiaries:
						Equities	Investment	Whether
	Subsidiary Name	Registration capital Capitalinjection		Investment cost		interest	made	consolidated

	A Trading Company	RMB 930,000.00 RMB	930,000.00	RMB 930,000.00		100%	Jan 1996	Yes
	B Li Fu Company	USD 3,750,000.00 USD 3,750,000.00		USD 2,700,000.00		72.61%	Apr 1994	Yes
	C Li Feng Company	RMB 5,000,000.00 RMB 5,000,000.00		RMB 4,750,000.00		95%	Jun 2004	Yes

	2.The financial information of the subsidiaries				(2004,Expressed in
'	0000)
				Operating
	SubsidiaryName Total AssetsNet Assets					Profit		Net profit
				revenue

	A Trading Company	230	96	324			1	1
	B Li Fu Company	5,024	4,791	231			11	11
	C Li Feng Company	1,077	518	0			-8	-8

	Total	6,331	5,405	555			4	4

V. EXPLANATIONS TO	THE	ITEMS	IN	FINANCIAL
STATEMENTS
1. Cash and bank balance
Item				12/31/2003	12/31/2004

Cash				173,967.52	153,383.86
Banks balance				11,593,508.19	2,373,549.35

Total				11,767,475.71	2,526,933.21

2. Trade receivable
				12/31/2003	12/31/2004

In accounts				26,094,834.21	46,983,410.36
Less: Provision on bad debts				2,637,133.43	6,236,873.84

Trade receivable net				23,457,700.78	40,746,536.52

Included 28,952,284.60 due from staffs, a provision for doubtful debts 2,220,455.57, the net balance is 26,731,829.03. Li Fu Company account balance is 15,163,973.39, a provision for doubtful debts 4,016,418.27, the net balance is 11,147,555.12

3. Other trade receivable

12/31/2003 12/31/2004

In accounts	71,373,300.06	96,386,682.24
Less: Provision on bad debts

Other trade receivable net	71,373,300.06	96,386,682.24

the primary details of Ending Balance as follows:
Item	12/31/2004

Air Compressor Machine Plant	48,224,154.67
Trading Company	2,479,465.80
Li Fu Company	10,458,331.81
Due from staffs	5,826,102.96
Due from manufacturing plants	4,757,472.97
Air Compressor Plant	3,566,953.68
Sales branches	674,477.78
Li Fu Hot water Plant	2,877,624.56
County Transfer Agent	2,142,308.22
Li Fu Iron Plant	762,198.00
Housing Authorities	628,725.72
Housing Management Authorities	1,632,239.82
Housing Repairing Authorities	634,897.47
Molding Plants rent	1,510,000.00
Water Company	535,943.66

Yan area	590,000.00
Jiang Wei	340,800.00
Housing Demolition Authorities	205,632.86

	87,847,329.98 Represented	91.14%

4. Trade deposit paid
	12/31/2003	12/31/2004

In accounts	13,634,822.12	23,107,623.78
Less: Provision on bad debts

Net trade deposit paid	13,634,822.12	23,107,623.78

5. Inventory
Item	12/31/2003	12/31/2004

Raw materials	19,007,767.43	34,780,435.00
Low consumable goods	0.00	630,890.58
Work in process	15,117,652.58	16,113,264.47
Finished goods	30,826,556.60	31,949,464.62

Total	64,951,976.61	83,474,054.67
Less: Provision on obsolete	3,133,497.83	3,133,497.83

	61,818,478.78	80,340,556.84

6.	Deferred expenses closing balance is RMB71,501

7.	Property, Plant and Equipment and accumulated depreciation

At cost	12/31/2003	12/31/2004

Property, plant and equipment	88,299,314.88	48,928,047.69
Within: Buildings	51,902,097.43	24,380,623.54
General equipment	32,456,778.62	22,915,457.59
Transportation equipment	3,940,438.83	1,631,966.56

Total	88,299,314.88	48,928,047.69

Accumulated depreciation	43,770,041.01	21,390,683.59
Within: Buildings	27,313,289.27	3,427,291.95
General equipment	15,137,514.24	17,115,741.06
Transportation equipment	1,319,237.50	847,650.58

Total	43,770,041.01	21,390,683.59

Property, plant and equipment net	44,529,273.87	27,537,364.10
Less: Property, plant and equipment impairment loss	5,827,454.56	2,413,592.62

Property, plant and equipment net	38,701,819.31	25,123,771.48

8. Properties under development
	12/31/2003		12/31/2004

Book amount	371,094.00		371,094.00
Less: Properties under developmentimpairment loss

Properties under development net	371,094.00		371,094.00

9. Short term Loa				n 5,250,000 is the subsidiary, Trading Company, borrowed from Liuzhou Merchant bank

10. Trade deposit paid
Aging Categories	12/31/2003		12/31/2004

Within 3 years	15,640,216.30		28,382,464.92
3-5 years	0.00		0.00
Over 5 years	0.00		0.00
Total	15,640,216.30		28,382,464.92
Note: Trade deposit receiveddid not related to any companyhaving 5% or more shares

11. Tax payable
Item	12/31/2003		12/31/2004

Value add tax	10,653,639.53		10,888,568.46
Corporate tax	101,973.30		3,071.95
Construction tax	686,970.75		386,639.37
Other tax	3,690,561.39		2,977,661.65

Total	15,133,144.97		14,255,941.43

12. Other accounts payable closing balance RM		B36,531,369.43
Major items components:
Name	12/31/2004

Finance Dept Renovation Fund	7,500,000.00
Liuzhou Machines Plant	1,000,000.00
Shenzhen L&L Company Limited	1,000,000.00
Securities deposit received	970,130.00
County Merchant Company	979,248.00
E system subsidies	349,328.00
Shanghai Li Feng Food	150,000.00
State properties using charges	2,430,400.00
Employee insurance charges	666,181.11
Union charges	645,937.63
Shanghai Li Feng shares	607,786.56
Technology 3 projects subsidies	270,000.00

Bond interest	476,953.04
Personal tax	578,510.90
Yee Fu Company	1,246,107.48
Technology subsidies	1,092,000.00
Electricity Plants	1,929,157.09
Retirement Funds	2,650,994.61
Housing Funds	2,222,961.82
2000 Construction Funds	1,681,083.10

	28,446,779.34 Represented	77.87%

13.	Dividend payables 2,266,940.13 is prior year dividend overpaid

14.	Accrued expenses as of year ended is 4,285,513.24 which included

A.	Retirement benefit 3,683,914.52

B.	Water charges 404,225.09

C.	Board of Director meeting charges 197,373.63

15. Special funds payables 13,550,180.02, the major components are:

A.	Non operating funds 9,713,259.37, the funds is formed due to the charge from SOE to private enterprise

B.	State properties using charges 913,295.66

C.	Dividend payables 2,460,000

D.	Purifying plants rent 128,077

E.	Purifying plants account 209,628

F.	Sand plants long term payables 125,919.60

16. Minority interest amount to 13,373,300.01 which belong to Li Fu Company 13,123,300.01 and Liuzhou No.2 Air Compressors Company Limited 250,000

17. Share capital
Stockholder	12/31/2002	12/31/2003

Entities stocks	58,736,600	58,736,600
Individual stocks	11,263,400	11,263,400

Total	70,000,000	70,000,000

18. Paid in capital opening balance is 56,686,559.47, increase of the year is from the government subsidies 14,578,594.82. The subsidies are for factory relocation compensation 23,599,700 and demolition expense 9,021,105.18. Decrease 56,322,425.30 of the year is due to the Board of Director Meeting reserves. The closing balance is 14,942,708.99

19. Reserve of the year opening balance is 32,817,335.87, the closing balance is 33,600,523.83.

Increase of the year 783,187.96 is due to the restructure adjustment 740,816.58, 42,371.38 is due to the adjustment of the group company accounts

20. Retained earning opening balance is 84,609,303.55. the closing balance is 19,814,780.68, movement of the year are as follow:

A. Loss of the year 2,677,788.26
B. Paid in capital used to compensated loss of the year 56,322,425.30
C. Prior year adjustment to compensate prior year loss 5,794,309.31
D. A subsidiary, Li Fu Company, recorded reserve and reduced the retained earning by 42,371.38

VI. CONTINGENT LIABILITIES

The Company has no contingent liabilities regarding law suit and bills being discounted.

VII. COMMITMENT

As of the report date, there is no commitment made by the Company.

VIII. POST BALANCE SHEET EVENTS

As of the report date, there is no post balance event.

IX. OTHER DISCLOSURE

During the year, the Board of Directors resolved to use RMB56,320,000 in paid in capital to compensate the prior year losses.

Validated by

a corporate seal of LiuZhou Liuerkong Machinery Co. Ltd. March 22, 2005